FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2015

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois		60602
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

See disclosure under Item 8.01 – Other Events, which is incorporated herein to the extent applicable.

Item 2.03.             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See disclosure under Item 8.01 – Other Events, which is incorporated herein to the extent applicable.

Item 8.01.             Other Events.

On January 21, 2015, United States Cellular Corporation (“U.S. Cellular”), a subsidiary of Telephone and Data Systems, Inc. (“TDS”), entered into a $225,000,000 Term Loan Credit Agreement with CoBank ACB.  The Term Loan Credit Agreement is incorporated herein by reference as Exhibit 4.1.  In connection with such Term Loan Credit Agreement, U.S. Cellular and TDS entered into a Subordination Agreement dated January 21, 2015 together with CoBank ACB.  The form of the Subordination Agreement is attached as an exhibit to the Term Loan Credit Agreement which is incorporated herein as Exhibit 4.1.  U.S. Cellular disclosed information about these agreements in a Current Report on Form 8-K dated January 21, 2015.  The disclosures in such Form 8-K of U.S. Cellular are hereby incorporated by reference into this Form 8-K of TDS as if set forth herein.

Item 9.01.             Financial Statements and Exhibits

(d)           Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date:	January 23, 2015

By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Corporate Controller
(principal financial officer and principal accounting officer)

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description of Exhibit
4.1	Term Loan Credit Agreement, dated as of January 21, 2015, is hereby incorporated by reference from Exhibit 4.1 to U.S. Cellular’s Current Report on Form 8-K dated January 21, 2015